Supplemental financial information (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Financial Information [Abstract]
Other income (expense) net
Other income (expense) net

	2012	2011	2010
Interest income	$8	$11	$13
Net gains on investments	18	6	11
Tax interest (expense)	32	1	(2)
Other (a)	(11)	(13)	15
Total	$47	$5	$37
(a) Includes lease income of approximately $15 million per year, primarily from the purchaser of a former business. As of December 31, 2012, the aggregate amount of non-cancellable future lease payments to be received from these leases is $66 million. These leases contain renewal options. Other also includes miscellaneous non-operational items such as realized gains and losses associated with former equity investments; gains and losses related to former businesses, including settlements in 2012 and 2011; gains and losses from currency exchange rate changes; and gains and losses from our derivative financial instruments, primarily forward foreign currency exchange contracts.

Property, plant and equipment at cost
Property, plant and equipment at cost

	Depreciable Lives (Years)	December 31,
		2012	2011
Land	—	$189	$188
Buildings and improvements	5-40	3,006	2,998
Machinery and equipment	3-10	3,696	3,947
Total		$6,891	$7,133

Accrued expenses and other liabilities
Accrued expenses and other liabilities

	December 31,
	2012	2011
Customer incentive programs and allowances	$213	$190
Severance and related expenses	217	140
Property and other non-income taxes	127	98
Other	324	367
Total	$881	$795

Accumulated other comprehensive income (loss), net of taxes
Accumulated other comprehensive income (loss), net of taxes

	December 31,
	2012	2011
Unrealized losses on available-for-sale investments	$—	$(3)
Postretirement benefit plans:
Net actuarial loss	(701)	(780)
Net prior service credit	7	9
Cash flow hedge derivative	(5)	(2)
Total	$(699)	$(776)